UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2005
                                                            --------------


                  GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    COLORADO
                                    --------
                 (State or other jurisdiction of incorporation)


         0-27637                                      47-0811483
         -------                                      ----------
 (Commission File Number)                  (IRS Employer Identification No.)


                          703 WATERFORD WAY, SUITE 690,
                                 MIAMI, FL 33126
                          -----------------------------
              (Address and zip code of principal executive office)


                                  305-374-2036
                                  ------------
              (Registrant's telephone Number, including area code)


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SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


At the regularly scheduled board meeting of May 4, 2005, the Board of Directors of Global Entertainment Holdings/Equities, Inc., the Registrant, accepted the resignation from further service on the Board, of Mr. Dave Stein, effective immediately. Mr. Stein has been a member of the Board since January 31, 2002. Mr. Stein tendered his resignation for personal reasons, to pursue an unrelated business opportunity, and not as a result of any disagreement with the Registrant.


















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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of May, 2005.



                                    Global Entertainment Holdings/Equities, Inc.



                                    By: /s/ Clinton Snyder
                                        ----------------------------------------
                                        Clinton Snyder, Chief Financial Officer






















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